December 12, 2012

DREYFUS MONEY MARKET INSTRUMENTS, INC.
-MONEY MARKET SERIES
-GOVERNMENT SECURITIES SERIES

Supplement to Summary Prospectus
and Statutory Prospectus
dated May 1, 2012

     The Board of Directors of Dreyfus Money Market Instruments, Inc. has approved the liquidation of each of Money Market Series and Government Securities Series (each, a “Fund” and collectively, the “Funds”), each a series of Dreyfus Money Market Instruments, Inc., effective on or about March 6, 2013 with respect to Money Market Series and on or about March 7, 2013 with respect to Government Securities Series (each, a “Liquidation Date”). Accordingly, effective on or about December 28, 2012 (the “Closing Date”), each Fund will be closed to any investments for new accounts, except that new accounts may be established for “sweep accounts” and by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan before the Closing Date. Each Fund will continue to accept subsequent investments until the respective Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder® no longer will be accepted after February 20, 2013 with respect to the Money Market Series and after February 21, 2013 with respect to the Government Securities Series. However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Dreyfus Automatic Asset Builder® will be accepted after such dates. Please note that, with respect to each Fund, checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege after the Fund’s liquidation will not be honored.

     Fund shares held on the respective Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.

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